EXHIBIT 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Hyliion Holdings Corp. (the “Company”) on Form 10-Q for the period ended September 30, 2021, as filed with the Securities and Exchange Commission (the “Report”), I, Thomas Healy, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:
(1)the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 9, 2021	By:	/s/ Thomas Healy
	Name:	Thomas Healy
	Title:	President and Chief Executive Officer (Principal Executive Officer)